Exhibit 99.1

                     Amegy Reports Strong Growth;
        Shareholders Approve Merger with Zions Bancorporation

    HOUSTON--(BUSINESS WIRE)--Oct. 24, 2005--Amegy Bancorporation, Inc. (NASDAQ:ABNK)


                        3rd Quarter Highlights

-- Diluted earnings per common share were $0.30 for the third quarter of 2005, up 11% linked quarter and up 6.7% compared to the third quarter of 2004.

--  Strong growth trends continue:

    -- Net income increased $2.3 million, or 12% linked quarter; up 9.1% from a year earlier.
    -- Average loans held for investment increased $164.6 million, or 3.5% linked quarter; 14% annualized.
    -- Average deposits increased $312.4 million, or 5.5% linked quarter; 22% annualized.

--  Net interest margin on a taxable-equivalent basis was 3.73%.

-- Noninterest expenses declined $3.8 million, or 5.7% linked quarter.

--  Asset quality indicators remained strong.

--  The shareholders of Amegy Bancorporation, Inc. approved the
    Company's merger with Zions Bancorporation on October 11.


    Amegy Bancorporation, Inc. (NASDAQ:ABNK) today reported third quarter results that reflect strong business development activity with significant loan and deposit growth.
    For the quarter ended September 30, 2005, net income was $21.4 million, or $0.30 per diluted common share, compared to $19.7 million for the quarter ended September 30, 2004, or $0.28 per diluted common share. For the nine months ended September 30, 2005, net income was $57.5 million, or $0.80 per diluted common share, compared to $51.2 million, or $0.73 per diluted common share, for the nine months ended September 30, 2004.
    Return on average assets and return on average common shareholders' equity for the three months ended September 30, 2005, were 1.08% and 13.79% compared to 1.00% and 12.88% linked quarter. For the nine months ended September 30, 2005, return on average assets and return on average common shareholders' equity were 1.00% and 12.80% compared to 1.10% and 13.19% for the nine months ended September 30, 2003.
    Total revenue for the third quarter of 2005 was $94.4 million, an increase of 15% over the same period in 2004. For the nine months ended September 30, 2005, total revenue was $279.3 million, a 20% increase over the same period in 2004. Average loans held for investment were $4.81 billion, a 20% increase over the third quarter of 2004. Average deposits were $5.96 billion, an increase of 25% over the comparable period in 2004. Average assets were $7.86 billion, an increase of $1.36 billion, or 21%, from the third quarter of 2004.
    "This has been an excellent quarter and I am pleased with our momentum as we enter our new relationship with Zions," said Paul B. Murphy, Jr., CEO of Amegy Bank. "Growth in both loans and deposits and in our fee income businesses has continued and, as expected, our expenses have decreased linked quarter reflecting the completion of the name change and Klein merger activities. It is great to show strong core growth in this period immediately following the announcement of our merger with Zions. I believe that this solid quarter indicates that our customers are very comfortable with the Zions merger. It is clear that Zions is the right partner at the right time." Murphy noted that the shareholders of Amegy Bancorporation approved the merger with Zions with over 98% of all votes cast voting in favor of the Board's recommendation.
    Added Scott McLean, president, "The integration planning with Zions is progressing very nicely. Teams from both banks have been working diligently and we are on track to meet all targets not only from expense savings but also we feel that there is very solid revenue potential as we share many of our products and services with each other. Customer service remains the primary focus of the integration team."

    Net Interest Income

    Net interest income increased to $63.7 million, a 2.2% increase on a linked quarter basis and 12% higher than the year earlier period.
    The taxable-equivalent net interest margin was 3.73% for the third quarter of 2005, a decrease of 4 basis points from the prior quarter.
    Average loans held for investment increased by $164.6 million linked quarter, or 14% on an annualized basis, and is a reflection of the Company's commitment to continuing its strong sales culture. The strong loan growth experienced during the quarter was primarily on a variable rate basis and was partially funded by a planned reduction in the securities portfolio.
    Average deposit growth for the quarter was a robust $312.4 million, or 22% annualized, reflecting the effectiveness of the deposit campaigns initiated earlier in 2005 and resulted in a linked quarter reduction of 10% in higher cost wholesale funding sources.

    Noninterest Income

    For the three months ended September 30, 2005, noninterest income was $30.7 million, a 2.9% decrease linked quarter but a 21% increase versus the prior year. The decrease reflects a reduction in income from private equity investments as the Company recorded a $3.8 million valuation gain on one private equity investment in the second quarter. For the nine months ended September 30, 2005, noninterest income was $91.0 million, an increase of 31% over the comparable period of the prior year.

    Noninterest Expenses

    Noninterest expenses were $62.5 million for the third quarter of 2005, a decrease of $3.8 million, or 5.7%, on a linked quarter basis. The taxable-equivalent efficiency ratio improved to 63.8% as compared to 67.1% in the prior quarter.
    The improvement in noninterest expenses for the quarter resulted from the expense initiatives commenced earlier in 2005 as well as the conclusion of the name change project and the Klein merger integration. Employment and occupancy expenses have remained essentially unchanged for the past three quarters. Expenses related to Hurricane Rita of approximately $300,000 and expenses related to the Zions merger of approximately $620,000 were recorded during the quarter.
    The overall expense saves expected as a result of the Zions merger will not be fully realized until operational conversion occurs, which is anticipated to be in the first quarter, 2006.

    Asset Quality

    Asset quality continues to be a strength for the Company. Nonperforming assets were $25.4 million, 0.52% of loans and other real estate, at September 30, 2005, up from 0.44% on a linked quarter basis and 0.49% at September 30, 2004. Net charge-offs for the quarter were $1.9 million, or 0.16% of average loans, up from $1.6 million or 0.14% of average loans linked quarter. The provision for loan losses was $1.9 million for the quarter. The allowance for credit losses to total loans is 1.02% at September 30, 2005, compared to 1.19% at September 30, 2004, and 1.06% at June 30, 2005.

    Period End Loans, Deposits, Investments, Assets, and Equity

    Loans held for investment were $4.91 billion at September 30, 2005, an increase of 3.9% linked quarter, and a 19% increase from September 30, 2004. Total deposits at September 30, 2005, were $6.37 billion, an increase of 7.9% linked quarter, and an increase of 33% from September 30, 2004. Investment securities were $1.89 billion at September 30, 2005, a decrease of 4% linked quarter, and an increase of 11% from September 30, 2004. Total assets were $7.89 billion at September 30, 2005, an increase of 2% linked quarter, and an increase of 19% from September 30, 2004. Total shareholders' equity was $617.0 million at September 30, 2005, compared to $549.8 million at September 30, 2004.
    Amegy Bancorporation, Inc., the parent company of Amegy Bank N.A., is the largest independent bank holding company headquartered in Houston, Texas. The Company focuses on commercial lending, treasury management and investment services for businesses, private financial management and trust services for families and individuals, and retail and mortgage banking services. The Company, with $7.89 billion in assets, has more than 75 full-service branches located throughout the Houston and Dallas metropolitan areas. The shareholders of the Company approved its merger with Zions Bancorporation on October 11, 2005. The closing of the transaction is expected to occur late in the fourth quarter of 2005, subject to regulatory approval and the satisfaction of customary closing conditions contained in the merger agreement.

    Utilization of Financial Measures:

    Consolidated financial information and supplemental unaudited data schedules follow in this release. Exhibits I and II provide additional information on the net interest margin, including average balances and average rates for both assets and liabilities for the periods presented. Exhibit III presents quarterly comparative data.

    Conference Call Information:

    The Company's earnings release and the related financial supplements will be available on www.amegybank.com, the Company's website, prior to the beginning of the conference call. The conference call for analysts and investors will be held on October 25 at 10:30 a.m. CST (11:30 a.m. EST) and may be accessed by dialing 866-412-1109 and reference "Amegy Bancorporation Third Quarter Earnings Call." The call is also available on the web at http://audioevent.mshow.com/256067. The call will be archived and may be accessed by calling (800) 642-1687 and entering 1082185 as the PIN.

    Forward-Looking Statements:

    Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation (a) the effects of future economic conditions on the Company and its customers; (b) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; (c) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (d) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; (e) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (f) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; (g) technological changes; (h) acquisition and integration of acquired businesses; (i) the failure of assumptions underlying the establishment of reserves for loan loses and estimations of values of collateral in various financial assets and liabilities; (j) acts of war or terrorism. All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.


Amegy Bancorporation, Inc.
Consolidated Financial Information (unaudited)

                                       3Q-05       3Q-04     % change
                                    ----------- ----------- ----------
Balance sheet averages               (in 000's except per share data)
------------------------------------
 Loans held for investment          $4,813,862  $4,027,343      19.5%
 Loans held for sale                   108,598      96,119      13.0%
 Investment securities               1,976,986   1,691,472      16.9%
 Securities purchased under resale
  agreements                                 -       2,435    -100.0%
 Fed funds sold and other interest-
  earning assets                        60,670      50,138      21.0%
                                    ----------- -----------
   Total interest-earning assets     6,960,116   5,867,507      18.6%
                                    ----------- -----------
 Allowance for loan losses             (50,285)    (49,422)      1.7%
 Cash and due from banks               303,760     251,686      20.7%
 Goodwill                              150,426      54,998     173.5%
 Core deposit intangibles               21,784      10,240     112.7%
 Other assets                          469,755     355,606      32.1%
                                    ----------- -----------
   Total assets                     $7,855,556  $6,490,615      21.0%
                                    =========== ===========

 Noninterest-bearing deposits       $1,831,827  $1,587,990      15.4%
 Interest-bearing demand deposits      116,710      71,430      63.4%
 Savings deposits                    2,325,955   2,012,963      15.5%
 Time deposits                       1,685,633   1,088,302      54.9%
                                    ----------- -----------
   Total deposits                    5,960,125   4,760,685      25.2%
 Repurchase agreements and other
  borrowed funds                     1,235,131   1,173,762       5.2%
 Other liabilities                      43,237      27,246      58.7%
 Minority interest in consolidated
  subsidiary                                 -           -       0.0%
 Shareholders' equity                  617,063     528,922      16.7%
                                    ----------- -----------
   Total liabilities and
    shareholders' equity            $7,855,556  $6,490,615      21.0%
                                    =========== ===========

Income statement data
------------------------------------
 Interest and fees on loans            $80,060     $55,282      44.8%
 Interest on securities                 20,078      16,143      24.4%
 Interest on fed funds sold and
  other interest-earning assets            555         192     189.1%
                                    ----------- -----------
   Total interest income               100,693      71,617      40.6%
                                    ----------- -----------
 Interest on deposits                   25,740      10,028     156.7%
 Interest on subordinated debentures     3,108         698     345.3%
 Interest on other borrowings            8,098       3,892     108.1%
                                    ----------- -----------
   Total interest expense               36,946      14,618     152.7%
                                    ----------- -----------
   Net interest income                  63,747      56,999      11.8%
 Provision for loan losses               1,900       2,878     -34.0%
                                    ----------- -----------
   Net interest income after
    provision                           61,847      54,121      14.3%
                                    ----------- -----------
 Service charges on deposit accounts    10,959      11,184      -2.0%
 Investment services                     4,291       3,164      35.6%
 Other fee income                        8,960       5,907      51.7%
 Other operating income                  5,283       5,116       3.3%
 Gain (loss) on sales of securities,
  net                                    1,170         (46)  -2643.5%
                                    ----------- -----------
   Total noninterest income             30,663      25,325      21.1%
                                    ----------- -----------
   Total revenue                        94,410      82,324      14.7%
                                    ----------- -----------
 Salaries and benefits                  34,902      28,829      21.1%
 Occupancy expenses                     10,747       9,395      14.4%
 Other expenses                         16,864      14,060      19.9%
                                    ----------- -----------
   Total noninterest expenses           62,513      52,284      19.6%
                                    ----------- -----------
   Income before income taxes           29,997      27,162      10.4%
 Provision for income taxes              8,549       7,496      14.0%
                                    ----------- -----------

   Net income                          $21,448     $19,666       9.1%
                                    =========== ===========
   Basic earnings per common share       $0.30       $0.28       6.7%
                                    =========== ===========
   Diluted earnings per common share     $0.30       $0.28       6.7%
                                    =========== ===========
   Dividends per common share            $0.11       $0.03     266.7%
                                    =========== ===========

   Period end # of shares
    outstanding                         70,768      69,154       2.3%
   Weighted avg # of shares
    outstanding (incl CSE's)            72,386      70,830       2.2%

Nonperforming assets                ($ in 000's except per share data)
------------------------------------
 Nonaccrual loans                      $15,122     $11,370      33.0%
 Accruing loans 90 or more days past
  due                                    2,655         845     214.2%
 Restructured loans                          -           -       0.0%
 ORE and OLRA                            7,658       8,076      -5.2%
                                    ----------- -----------
   Total nonperforming assets          $25,435     $20,291      25.4%
                                    =========== ===========

Changes in allowance for credit
 losses
------------------------------------
 Allowance for loan losses -
  beginning of period                  $49,180     $45,927       7.1%
 Provision for loan losses               1,900       2,878     -34.0%
 Charge-offs                            (2,164)     (1,666)     29.9%
 Recoveries                                273         377     -27.6%
 Allowance acquired through mergers
  and acquisitions                           -           -       0.0%
                                    ----------- -----------
 Allowance for loan losses - end of
  period                                49,189      47,516       3.5%
                                    ----------- -----------

 Reserve for unfunded lending
  commitments - beginning of period      1,959       1,565      25.2%
 Provision for unfunded lending
  commitments                               54         122     -55.7%
                                    ----------- -----------
 Reserve for unfunded lending
  commitments - end of period            2,013       1,687      19.3%
                                    ----------- -----------
 Allowance for credit losses           $51,202     $49,203       4.1%
                                    =========== ===========

Ratios
------------------------------------
 Return on average assets                 1.08%       1.21%
 Return on average common
  shareholders' equity                   13.79%      14.79%
 Tier 1 leverage ratio                    8.03%       8.90%
 Total capital to risk weighted
  assets                                 11.01%(a)   12.05%
 Taxable-equivalent yield on
  interest-earning assets                 5.83%       4.96%
 Cost of funds with demand accounts       2.04%       0.98%
 Taxable-equivalent net interest
  margin                                  3.73%       3.97%
 Taxable-equivalent efficiency ratio     63.76%      61.36%
 Demand deposits to total deposits       30.73%      33.36%
 Noninterest income to total income      32.48%      30.76%
 Noninterest expense to average
  interest-earning assets                 3.56%       3.54%
 Operating leverage                     $4,234      $3,538
 Nonperforming assets to loans and
  other real estate                       0.52%       0.49%
 Net charge-offs to average loans         0.16%       0.13%
 Allowance for credit losses to
  total loans                             1.02%       1.19%
 Allowance for loan losses to
  nonperforming loans                   276.70%     389.00%

Common stock performance
------------------------------------
 Market value of common stock -
  Close                                $22.630     $20.140
 Market value of common stock - High   $23.320     $22.055
 Market value of common stock - Low    $21.810     $19.500
 Book value of common stock              $8.72       $7.95
 Market/book value of common stock         260%        253%
 Price/12 month trailing earnings
  ratio                                     22          21

Other data
------------------------------------
 EOP Employees  - full time
  equivalent                             2,096       1,832      14.4%


Period end balances                           ($ in 000's )
------------------------------------
 Loans held for investment          $4,906,297  $4,134,125      18.7%
 Loans held for sale                   103,423      96,022       7.7%
 Investment securities               1,892,889   1,702,393      11.2%
 Securities purchased under resale
  agreements                                 -           -       0.0%
 Fed funds sold and other interest-
  earning assets                        48,135      75,848     -36.5%
                                    ----------- -----------
   Total interest-earning assets     6,950,744   6,008,388      15.7%
                                    ----------- -----------
 Allowance for loan losses             (49,189)    (47,516)      3.5%
 Cash and due from banks               345,926     246,002      40.6%
 Goodwill                              150,426      54,998     173.5%
 Core deposit intangibles               20,785       9,854     110.9%
 Other assets                          475,679     363,331      30.9%
                                    ----------- -----------
   Total assets                     $7,894,371  $6,635,057      19.0%
                                    =========== ===========

 Noninterest-bearing demand
  deposits                          $1,984,716  $1,593,652      24.5%
 Interest-bearing demand deposits      123,866      69,531      78.1%
 Savings deposits                    2,370,492   2,010,178      17.9%
 Time deposits                       1,890,445   1,131,101      67.1%
                                    ----------- -----------
   Total deposits                    6,369,519   4,804,462      32.6%
 Repurchase agreements and other
  borrowed funds                       873,715   1,253,242     -30.3%
 Other liabilities                      34,091      27,568      23.7%
 Shareholders' equity                  617,046     549,785      12.2%
                                    ----------- -----------
   Total liabilities and
    shareholders' equity            $7,894,371  $6,635,057      19.0%
                                    =========== ===========

(a) Estimated


                                      YTD 05      YTD 04    % change
                                    ----------- ----------- ---------
Balance sheet averages              (in 000's except per share data)
------------------------------------
 Loans held for investment          $4,702,842  $3,800,036      23.8%
 Loans held for sale                    86,871      98,751     -12.0%
 Investment securities               1,976,910   1,625,592      21.6%
 Securities purchased under resale
  agreements                                 -       8,482    -100.0%
 Fed funds sold and other interest-
  earning assets                        49,503      48,016       3.1%
                                    ----------- -----------
   Total interest-earning assets     6,816,126   5,580,877      22.1%
                                    ----------- -----------
 Allowance for loan losses             (50,592)    (48,288)      4.8%
 Cash and due from banks               299,858     280,323       7.0%
 Goodwill                              150,120      51,933     189.1%
 Core deposit intangibles               23,919       9,776     144.7%
 Other assets                          451,136     352,637      27.9%
                                    ----------- -----------
   Total assets                     $7,690,567  $6,227,258      23.5%
                                    =========== ===========

 Noninterest-bearing deposits       $1,786,069  $1,551,178      15.1%
 Interest-bearing demand deposits      106,905      67,640      58.0%
 Savings deposits                    2,268,370   1,969,151      15.2%
 Time deposits                       1,527,692   1,053,271      45.0%
                                    ----------- -----------
   Total deposits                    5,689,036   4,641,240      22.6%
 Repurchase agreements and other
  borrowed funds                     1,361,626   1,041,204      30.8%
 Other liabilities                      38,854      26,463      46.8%
 Minority interest in consolidated
  subsidiary                                 -           -       0.0%
 Shareholders' equity                  601,051     518,351      16.0%
                                    ----------- -----------
   Total liabilities and
    shareholders' equity            $7,690,567  $6,227,258      23.5%
                                    =========== ===========

Income statement data
------------------------------------
 Interest and fees on loans           $220,144    $154,632      42.4%
 Interest on securities                 60,219      45,370      32.7%
 Interest on fed funds sold and
  other interest-earning assets          1,176         500     135.2%
                                    ----------- -----------
   Total interest income               281,539     200,502      40.4%
                                    ----------- -----------
 Interest on deposits                   61,722      26,506     132.9%
 Interest on subordinated debentures     8,463       1,793     372.0%
 Interest on other borrowings           23,025       8,389     174.5%
                                    ----------- -----------
   Total interest expense               93,210      36,688     154.1%
                                    ----------- -----------
   Net interest income                 188,329     163,814      15.0%
 Provision for loan losses               6,500       7,710     -15.7%
                                    ----------- -----------
   Net interest income after
    provision                          181,829     156,104      16.5%
                                    ----------- -----------
 Service charges on deposit accounts    32,968      33,414      -1.3%
 Investment services                    12,538       9,019      39.0%
 Other fee income                       24,315      15,780      54.1%
 Other operating income                 20,024      11,558      73.2%
 Gain (loss) on sales of securities,
  net                                    1,156         (45)  -2668.9%
                                    ----------- -----------
   Total noninterest income             91,001      69,726      30.5%
                                    ----------- -----------
   Total revenue                       279,330     233,540      19.6%
                                    ----------- -----------
 Salaries and benefits                 104,370      85,267      22.4%
 Occupancy expenses                     32,132      26,540      21.1%
 Other expenses                         56,471      40,806      38.4%
                                    ----------- -----------
   Total noninterest expenses          192,973     152,613      26.4%
                                    ----------- -----------
   Income before income taxes           79,857      73,217       9.1%
 Provision for income taxes             22,308      22,043       1.2%
                                    ----------- -----------

   Net income                          $57,549     $51,174      12.5%
                                    =========== ===========
   Basic earnings per common share       $0.82       $0.74      10.0%
                                    =========== ===========
   Diluted earnings per common share     $0.80       $0.73      10.4%
                                    =========== ===========
   Dividends per common share            $0.17       $0.09      88.9%
                                    =========== ===========

   Period end # of shares
    outstanding                         70,768      69,154       2.3%
   Weighted avg # of shares
    outstanding (incl CSE's)            71,844      70,544       1.8%

Nonperforming assets                ($ in 000's except per share data)
------------------------------------
 Nonaccrual loans
 Accruing loans 90 or more days past
  due
 Restructured loans
 ORE and OLRA
   Total nonperforming assets

Changes in allowance for credit
 losses
------------------------------------
 Allowance for loan losses -
  beginning of period                  $49,408     $41,611      18.7%
 Provision for loan losses               6,500       7,710     -15.7%
 Charge-offs                            (8,779)     (6,796)     29.2%
 Recoveries                              2,060       2,875     -28.3%
 Allowance acquired through mergers
  and acquisitions                           -       2,116    -100.0%
                                    ----------- -----------
 Allowance for loan losses - end of
  period                                49,189      47,516       3.5%
                                    ----------- -----------

 Reserve for unfunded lending
  commitments - beginning of period      1,851       1,397      32.5%
 Provision for unfunded lending
  commitments                              162         290     -44.1%
                                    ----------- -----------
 Reserve for unfunded lending
  commitments - end of period            2,013       1,687      19.3%
                                    ----------- -----------
 Allowance for credit losses           $51,202     $49,203       4.1%
                                    =========== ===========

Ratios
------------------------------------
 Return on average assets                 1.00%       1.10%
 Return on average common
  shareholders' equity                   12.80%      13.19%
 Tier 1 leverage ratio
 Total capital to risk weighted
  assets
 Taxable-equivalent yield on
  interest-earning assets                 5.61%       4.89%
 Cost of funds with demand accounts       1.77%       0.86%
 Taxable-equivalent net interest
  margin                                  3.79%       4.02%

 Taxable-equivalent efficiency ratio     65.93%      63.10%
 Demand deposits to total deposits       31.39%      33.42%
 Noninterest income to total income      32.58%      29.86%
 Noninterest expense to average
  interest-earning assets                 3.79%       3.65%
 Operating leverage                     $6,576      $3,723
 Nonperforming assets to loans and
  other real estate
 Net charge-offs to average loans         0.19%       0.14%
 Allowance for credit losses to
  total loans
 Allowance for loan losses to
  nonperforming loans

Common stock performance
------------------------------------
 Market value of common stock -
  Close                                $22.630     $20.140
 Market value of common stock - High   $23.690     $22.085
 Market value of common stock - Low    $16.150     $18.425
 Book value of common stock
 Market/book value of common stock
 Price/12 month trailing earnings
  ratio

Other data
------------------------------------
 EOP Employees  - full time
  equivalent


Period end balances
------------------------------------
 Loans held for investment
 Loans held for sale
 Investment securities
 Securities purchased under resale
  agreements
 Fed funds sold and other interest-
  earning assets
   Total interest-earning assets
 Allowance for loan losses
 Cash and due from banks
 Goodwill
 Core deposit intangibles
 Other assets
   Total assets

 Noninterest-bearing demand deposits
 Interest-bearing demand deposits
 Savings deposits
 Time deposits
   Total deposits
 Repurchase agreements and other
  borrowed funds
 Other liabilities
 Shareholders' equity
   Total liabilities and
    shareholders' equity


                             Rate Volume
                       3 Months Ended Analysis
                        (dollars in thousands)
                             (unaudited)



                                           Three Months Ended
                                           September 30, 2005
                                   -----------------------------------
                                     Average    Interest     Average
                                   Outstanding   Earned/     Yield/
                                     Balance     Paid(1)      Rate
                                   ----------- ----------- -----------
Interest-earning assets:
   Loans                           $4,922,460     $80,321        6.47%
   Securities                       1,976,986      21,422        4.30
   Federal funds sold and other        60,670         555        3.63

                                   ----------- ----------- -----------
       Total interest-earning
        assets                      6,960,116     102,298        5.83%
                                               ----------- -----------

Less allowance for loan losses        (50,285)
                                   -----------
                                    6,909,831
Noninterest-earning assets            945,725
                                   -----------

       Total assets                $7,855,556
                                   ===========

Interest-bearing liabilities:
   Money market and savings
    deposits                       $2,442,665      11,640        1.89%
   Time deposits                    1,685,633      14,099        3.32
   Repurchase agreements and other
    borrowed funds                  1,235,131      11,206        3.60
                                   ----------- ----------- -----------

       Total interest-bearing
        liabilities                 5,363,429      36,945        2.73%
                                               ----------- -----------

Noninterest-bearing liabilities:
   Noninterest-bearing demand
    deposits                        1,831,827
   Other liabilities                   43,237
                                   -----------
       Total liabilities            7,238,493
Shareholders' equity                  617,063
                                   -----------
       Total liabilities and
        shareholders' equity       $7,855,556
                                   ===========
Taxable-equivalent net interest
 income                                           $65,353
                                               ===========
Net interest spread                                              3.10%
                                                           ===========
Taxable-equivalent net interest
 margin                                                          3.73%
                                                           ===========

(1)  Taxable-equivalent rates used
 where applicable.




                                           Three Months Ended
                                           September 30, 2004
                                   -----------------------------------
                                     Average    Interest     Average
                                   Outstanding   Earned/     Yield/
                                     Balance     Paid(1)      Rate
                                   ----------- ----------- -----------
Interest-earning assets:
   Loans                           $4,123,462     $55,486        5.35%
   Securities                       1,691,472      17,477        4.11
   Federal funds sold and other        52,573         192        1.45
                                   ----------- ----------- -----------
       Total interest-earning
        assets                      5,867,507      73,155        4.96%
                                               ----------- -----------
Less allowance for loan losses        (49,422)
                                   -----------
                                    5,818,085
Noninterest-earning assets            672,530
                                   -----------
       Total assets                $6,490,615
                                   ===========

Interest-bearing liabilities:
   Money market and savings
    deposits                       $2,084,393       4,445        0.85%
   Time deposits                    1,088,302       5,583        2.04
   Repurchase agreements and other
    borrowed funds                  1,173,762       4,590        1.56
                                   ----------- ----------- -----------
       Total interest-bearing
        liabilities                 4,346,457      14,618        1.34%
                                               ----------- -----------

Noninterest-bearing liabilities:
   Noninterest-bearing demand
    deposits                        1,587,990
   Other liabilities                   27,246
                                   -----------
       Total liabilities            5,961,693
Shareholders' equity                  528,922
                                   -----------
       Total liabilities and
        shareholders' equity       $6,490,615
                                   ===========
Taxable-equivalent net interest
 income                                           $58,537
                                               ===========
Net interest spread                                              3.62%
                                                           ===========
Taxable-equivalent net interest
 margin                                                          3.97%
                                                           ===========

(1)  Taxable-equivalent rates used
 where applicable.



                                           Three Months Ended
                                           Q3 2005 vs Q3 2004
                                   -----------------------------------
                                           Increase (Decrease)
                                                 Due to
                                   -----------------------------------
                                     Volume       Rate        Total
                                   ----------- ----------- -----------
Interest-earning assets:
Loans                                 $10,847     $13,988     $24,835
Securities                              2,994         951       3,945
Federal funds sold and other               30         333         363
                                   ----------- ----------- -----------

   Total increase (decrease) in
    taxable-equivalent interest
    income                             13,871      15,272      29,143
                                   ----------- ----------- -----------

Interest-bearing liabilities:
Money market and savings deposits         767       6,428       7,195
Time deposits                           3,078       5,438       8,516
Repurchase agreements and borrowed
 funds                                    241       6,375       6,616
                                   ----------- ----------- -----------
  Total increase (decrease) in
   interest expense                     4,086      18,241      22,327
                                   ----------- ----------- -----------
Increase (decrease) in taxable-
 equivalent net interest income        $9,785     $(2,969)     $6,816
                                   =========== =========== ===========


                             Rate Volume
                       Linked Quarter Analysis
                        (dollars in thousands)
                             (unaudited)



                                           Three Months Ended
                                           September 30, 2005
                                   -----------------------------------
                                     Average     Interest    Average
                                   Outstanding   Earned/     Yield/
                                     Balance     Paid(1)      Rate
                                   ------------ ---------- -----------
Interest-earning assets:
   Loans                            $4,922,460    $80,321        6.47%
   Securities                        1,976,986     21,422        4.30
   Federal funds sold and other
                                        60,670        555        3.63
                                   ------------ ---------- -----------
       Total interest-earning
        assets                       6,960,116    102,298        5.83%
                                                ---------- -----------
Less allowance for loan losses         (50,285)
                                   ------------
                                     6,909,831
Noninterest-earning assets             945,725
                                   ------------
       Total assets                 $7,855,556
                                   ============

Interest-bearing liabilities:
   Money market and savings
    deposits                        $2,442,665     11,640        1.89%
   Time deposits                     1,685,633     14,099        3.32%
   Repurchase agreements and other
    borrowed funds                   1,235,131     11,206        3.60
                                   ------------ ---------- -----------
       Total interest-bearing
        liabilities                  5,363,429     36,945        2.73%
                                                ---------- -----------

Noninterest-bearing liabilities:
   Noninterest-bearing demand
    deposits                         1,831,827
   Other liabilities                    43,237
                                   ------------
       Total liabilities             7,238,493
Shareholders' equity                   617,063
                                   ------------
       Total liabilities and
        shareholders' equity        $7,855,556
                                   ============
Taxable-equivalent net interest
 income                                           $65,353
                                                ==========
Net interest spread                                              3.10%
                                                           ===========
Taxable-equivalent net interest
 margin                                                          3.73%
                                                           ===========

(1)  Taxable-equivalent rates used
 where applicable.



                                           Three Months Ended
                                              June 30, 2005
                                   -----------------------------------
                                     Average     Interest    Average
                                   Outstanding   Earned/     Yield/
                                     Balance     Paid(1)      Rate
                                   ------------ ---------- -----------
Interest-earning assets:
   Loans                            $4,761,471    $73,114        6.16%
   Securities                        1,996,238     21,641        4.35
   Federal funds sold and other
                                        43,514        338        3.12
                                   ------------ ---------- -----------
       Total interest-earning
        assets                       6,801,223     95,093        5.61%
                                                ---------- -----------
Less allowance for loan losses         (50,833)
                                   ------------
                                     6,750,390
Noninterest-earning assets             906,569
                                   ------------
       Total assets                 $7,656,959
                                   ============

Interest-bearing liabilities:
   Money market and savings
    deposits                        $2,317,533      9,041        1.56%
   Time deposits                     1,564,356     11,448        2.94
   Repurchase agreements and other
    borrowed funds                   1,372,552     10,661        3.12
                                   ------------ ---------- -----------
       Total interest-bearing
        liabilities                  5,254,441     31,150        2.38%
                                                ---------- -----------

Noninterest-bearing liabilities:
   Noninterest-bearing demand
    deposits                         1,765,836
   Other liabilities                    40,155
                                   ------------
       Total liabilities             7,060,432
Shareholders' equity                   596,527
                                   ------------
       Total liabilities and
        shareholders' equity        $7,656,959
                                   ============
Taxable-equivalent net interest
 income                                           $63,943
                                                ==========
Net interest spread                                              3.23%
                                                           ===========
Taxable-equivalent net interest
 margin                                                          3.77%
                                                           ===========

(1)  Taxable-equivalent rates used
 where applicable.


                                           Three Months Ended
                                           Q3 2005 vs Q2 2005
                                   -----------------------------------
                                           Increase (Decrease)
                                                 Due to
                                   -----------------------------------
                                    Volume    Rate     Days    Total
                                   -------- -------- -------- --------
Interest-earning assets:
Loans                               $2,500   $3,904     $803   $7,207
Securities                            (211)    (246)     238     (219)
Federal funds sold and other           134       79        4      217
                                   -------- -------- -------- --------

  Total increase (decrease) in
   taxable-equivalent
     interest income                 2,423    3,737    1,045    7,205
                                   -------- -------- -------- --------

Interest-bearing liabilities:
Money market and savings deposits      494    2,006       99    2,599
Time deposits                          897    1,628      126    2,651
Repurchase agreements and borrowed
 funds                              (1,079)   1,507      117      545
                                   -------- -------- -------- --------

  Total increase (decrease) in
   interest expense                    312    5,141      342    5,795
                                   -------- -------- -------- --------

Increase (decrease) in taxable-
 equivalent net interest income     $2,111  $(1,404)    $703   $1,410
                                   ======== ======== ======== ========



EXHIBIT III

Amegy Bancorporation, Inc.
   Consolidated Financial Information (unaudited)
Quarterly Trend Analysis
                                                       2003
                                                   ------------
                                                        4Q
                                                   ------------
Balance sheet averages                                 4813862
------------------------------
 Loans held for investment                          $3,362,374
 Loans held for sale                                    98,777
 Investment securities                               1,539,469
 Securities purchased under resale agreements           30,000
 Fed funds sold and other interest-earning assets       39,997
                                                   ------------
   Total interest-earning
    assets                                           9,884,479
                                                   ------------
 Allowance for loan losses                             (42,513)
 Cash and due from banks                               268,099
 Goodwill                                               25,647
 Core deposit intangibles                                6,509
 Other assets                                          338,571
                                                   ------------
   Total assets                                    $10,480,792
                                                   ============

 Noninterest-bearing deposits                       $1,399,592
 Interest-bearing demand
  deposits                                              37,997
 Savings deposits                                    1,829,947
 Time deposits                                       1,023,668
                                                   ------------
   Total deposits                                    4,291,204
 Repurchase agreements and other borrowed funds        847,109
 Other liabilities                                      40,991
 Shareholders' equity                                  487,626
                                                   ------------
   Total liabilities and
    equity                                          $5,666,930
                                                   ============

Income statement data
------------------------------
 Interest and fees on loans                            $47,176
 Interest on securities                                 13,856
 Interest on fed funds sold and other interest-
  earning assets                                           175
                                                   ------------
   Total interest income                                61,207
                                                   ------------
 Interest on deposits                                    8,224
 Interest on subordinated
  debentures                                               516
 Interest on other borrowings                            1,957
                                                   ------------
   Total interest expense                               10,697
                                                   ------------
   Net interest income                                  50,510
 Provision for loan losses                               2,935
                                                   ------------
   Net interest income after
    provision                                           47,575
                                                   ------------
 Service charges on deposit
  accounts                                              10,581
 Investment services                                     2,498
 Other fee income                                        4,725
 Other operating income                                  4,662
 Gain (loss) on sales of
  securities                                                43
                                                   ------------
   Total noninterest income                             22,509
                                                   ------------
   Total revenue                                        73,019
                                                   ------------
 Salaries and benefits                                  26,473
 Occupancy expenses                                      8,299
 Other expenses                                         11,930
                                                   ------------
   Total noninterest expenses                           46,702
                                                   ------------
   Income before income taxes                           23,382
 Provision for income taxes                              7,071
                                                   ------------
   Net income                                          $16,311
                                                   ============
   Basic earnings per common
    share                                                $0.24
                                                   ============
   Diluted earnings per common
    share                                                $0.23
                                                   ============
   Dividends per common share                            $0.03
                                                   ============

   Period end # of shares
    outstanding                                         68,428
   Weighted avg # of shares outstanding (incl
    CSE's)                                              70,190

Nonperforming assets
------------------------------
 Nonaccrual loans                                      $11,443
 Accruing loans 90 or more
  days past due                                          1,299
 Restructured loans                                          -
 ORE and OLRA                                            4,248
                                                   ------------
   Total nonperforming assets                          $16,990
                                                   ============

Changes in allowance for
 credit losses
------------------------------
 Allowance for loan losses - beginning of
  period                                               $39,803
 Provision for loan losses                               2,935
 Charge-offs                                            (1,735)
 Recoveries                                                608
 Allowance acquired through mergers and
  acquisitions                                               -
                                                   ------------
 Allowance for loan losses -
  end of period                                         41,611
                                                   ============

 Reserve for unfunded lending commitments -
  beginning of period                                    1,332
 Provision for unfunded
  lending commitments                                       65
                                                   ------------
 Reserve for unfunded lending commitments - end
  of period                                              1,397
                                                   ------------
 Allowance for credit losses                           $43,008
                                                   ============
Ratios
------------------------------
 Return on average assets                                 1.14%
 Return on average common shareholders' equity           13.27%
 Tier 1 leverage ratio                                    9.15%
 Total capital to risk
  weighted assets                                        11.90%
 Taxable-equivalent yield on interest-earning
  assets                                                  4.86%
 Cost of funds with demand
  accounts                                                0.83%
 Taxable-equivalent net
  interest margin                                         4.03%
 Taxable-equivalent efficiency
  ratio                                                  62.25%
 Demand deposits to total
  deposits                                               32.62%
 Noninterest income to total
  income                                                 30.83%
 Noninterest expense to average interest-
  earning assets                                          1.87%
 Operating leverage                                     $3,499
 Nonperforming assets to loans and other real
  estate                                                  0.49%
 Net charge-offs (recoveries) to average loans            0.13%
 Allowance for credit losses
  to total loans                                          1.23%
 Allowance for loan losses to nonperforming
  loans                                                 326.57%

Common stock performance
------------------------------
 Market value of stock - Close                         $19.425
 Market value of stock - High                          $19.645
 Market value of stock - Low                           $17.600
 Book value of stock                                     $7.29
 Market/book value of stock                                266%
 Price/earnings ratio                                       22

Other data
------------------------------
 EOP Employees  - full time
  equivalent                                             1,760
                                                     4,906,297
Period end balances
------------------------------
 Loans held for investment                          $3,491,673
 Loans held for sale                                    96,899
 Investment securities                               1,549,398
 Securities purchased under resale agreements           30,000
 Fed funds sold and other interest-earning
  assets                                                64,908
                                                   ------------
   Total interest-earning
    assets                                           5,232,878
                                                   ------------
 Allowance for loan losses                             (41,611)
 Cash and due from banks                               390,890
 Goodwill                                               25,647
 Core deposit intangibles                                6,185
 Other assets                                          333,144
                                                   ------------
   Total assets                                     $5,947,133
                                                   ============

 Noninterest-bearing demand
  deposits                                          $1,513,038
 Interest-bearing demand
  deposits                                              43,452
 Savings deposits                                    1,840,814
 Time deposits                                       1,005,935
                                                   ------------
   Total deposits                                    4,403,239
 Repurchase agreements and other borrowed funds      1,016,930
 Other liabilities                                      27,643
 Minority interest                                           -
 Shareholders' equity                                  499,321
                                                   ------------
   Total liabilities and
    equity                                          $5,947,133
                                                   ============

                                            2004
                       -----------------------------------------------
                           1Q          2Q          3Q          4Q
                       ----------- ----------- ----------- -----------
Balance sheet averages
----------------------
 Loans held for
  investment           $3,601,637  $3,768,629  $4,027,343  $4,411,499
 Loans held for sale       95,617     104,545      96,119      98,178
 Investment securities  1,555,791   1,628,789   1,691,472   1,981,982
 Securities purchased
  under resale
  agreements               23,077           -       2,435           -
 Fed funds sold and
  other interest-
  earning assets           51,512      42,375      50,138      45,008
                       ----------- ----------- ----------- -----------
   Total interest-
    earning assets      5,327,634   5,544,338   5,867,507   6,536,667
                       ----------- ----------- ----------- -----------
 Allowance for loan
  losses                  (45,770)    (49,658)    (49,422)    (51,673)
 Cash and due from
  banks                   323,517     266,082     251,686     278,580
 Goodwill                  45,689      55,077      54,998     151,936
 Core deposit
  intangibles               7,934      11,149      10,240      28,734
 Other assets             354,793     354,592     355,606     382,452
                       ----------- ----------- ----------- -----------
   Total assets        $6,013,797  $6,181,580  $6,490,615  $7,326,696
                       =========== =========== =========== ===========

 Noninterest-bearing
  deposits             $1,491,064  $1,574,075  $1,587,990  $1,791,695
 Interest-bearing
  demand deposits          60,359      71,089      71,430     121,927
 Savings deposits       1,912,839   1,981,168   2,012,963   2,274,053
 Time deposits          1,005,189   1,065,937   1,088,302   1,262,469
                       ----------- ----------- ----------- -----------
   Total deposits       4,469,451   4,692,269   4,760,685   5,450,144
 Repurchase agreements
  and other borrowed
  funds                 1,008,229     940,165   1,173,762   1,259,392
 Other liabilities         25,425      33,824      27,246      39,779
 Shareholders' equity     510,692     515,322     528,922     577,381
                       ----------- ----------- ----------- -----------
   Total liabilities
    and equity         $6,013,797  $6,181,580  $6,490,615  $7,326,696
                       =========== =========== =========== ===========

Income statement data
----------------------
 Interest and fees on
  loans                   $48,862     $50,488     $55,282     $62,508
 Interest on
  securities               14,549      14,678      16,143      19,993
 Interest on fed funds
  sold and other
  interest-earning
  assets                      189         119         192         226
                       ----------- ----------- ----------- -----------
   Total interest
    income                 63,600      65,285      71,617      82,727
                       ----------- ----------- ----------- -----------
 Interest on deposits       8,070       8,408      10,028      13,324
 Interest on
  subordinated
  debentures                  545         550         698       1,767
 Interest on other
  borrowings                2,387       2,110       3,892       4,898
                       ----------- ----------- ----------- -----------
   Total interest
    expense                11,002      11,068      14,618      19,989
                       ----------- ----------- ----------- -----------
   Net interest income     52,598      54,217      56,999      62,738
 Provision for loan
  losses                    1,909       2,923       2,878       2,502
                       ----------- ----------- ----------- -----------
   Net interest income
    after provision        50,689      51,294      54,121      60,236
                       ----------- ----------- ----------- -----------
 Service charges on
  deposit accounts         11,040      11,190      11,184      12,931
 Investment services        2,970       2,885       3,164       3,663
 Other fee income           4,803       5,070       5,907       6,942
 Other operating
  income                    3,049       3,394       5,115       3,210
 Gain (loss) on sales
  of securities                26         (25)        (46)         33
                       ----------- ----------- ----------- -----------
   Total noninterest
    income                 21,888      22,514      25,324      26,779
                       ----------- ----------- ----------- -----------
   Total revenue           74,486      76,731      82,323      89,517
                       ----------- ----------- ----------- -----------
 Salaries and benefits     27,981      28,458      28,828      32,602
 Occupancy expenses         8,258       8,887       9,395      11,117
 Other expenses            13,862      12,884      14,060      20,279
                       ----------- ----------- ----------- -----------
   Total noninterest
    expenses               50,101      50,229      52,283      63,998
                       ----------- ----------- ----------- -----------
   Income before
    income taxes           22,476      23,579      27,162      23,017
 Provision for income
  taxes                     7,189       7,358       7,496       5,648
                       ----------- ----------- ----------- -----------
   Net income             $15,287     $16,221     $19,666     $17,369
                       =========== =========== =========== ===========
   Basic earnings per
    common share            $0.22       $0.24       $0.28       $0.25
                       =========== =========== =========== ===========
   Diluted earnings
    per common share        $0.22       $0.23       $0.28       $0.24
                       =========== =========== =========== ===========
   Dividends per
    common share            $0.03       $0.03       $0.03       $0.03
                       =========== =========== =========== ===========

   Period end # of
    shares outstanding     68,612      69,068      69,154      70,096
   Weighted avg # of
    shares outstanding
    (incl CSE's)           70,282      70,528      70,830      71,906

Nonperforming assets
----------------------
 Nonaccrual loans         $17,671     $10,668     $11,370     $14,174
 Accruing loans 90 or
  more days past due        3,044       1,805         845       2,052
 Restructured loans             -           -           -           -
 ORE and OLRA               4,722      11,461       8,076       8,887
                       ----------- ----------- ----------- -----------
   Total nonperforming
    assets                $25,437     $23,934     $20,291     $25,113
                       =========== =========== =========== ===========

Changes in allowance
 for credit losses
----------------------
 Allowance for loan
  losses - beginning
  of period               $41,611     $46,583     $45,927     $47,516
 Provision for loan
  losses                    1,909       2,923       2,878       2,502
 Charge-offs               (1,382)     (3,748)     (1,666)     (2,236)
 Recoveries                 2,329         169         377         272
 Allowance acquired
  through mergers and
  acquisitions              2,116           -           -       1,354
                       ----------- ----------- ----------- -----------
 Allowance for loan
  losses - end of
  period                   46,583      45,927      47,516      49,408
                       ----------- ----------- ----------- -----------

 Reserve for unfunded
  lending commitments
  - beginning of
  period                    1,397       1,488       1,565       1,687
 Provision for
  unfunded lending
  commitments                  91          77         122         164
                       ----------- ----------- ----------- -----------
 Reserve for unfunded
  lending commitments
  - end of period           1,488       1,565       1,687       1,851
                       ----------- ----------- ----------- -----------
 Allowance for credit
  losses                  $48,071     $47,492     $49,203     $51,259
                       =========== =========== =========== ===========
Ratios
----------------------
 Return on average
  assets                     1.02%       1.06%       1.21%       0.94%
 Return on average
  common shareholders'
  equity                    12.04%      12.66%      14.79%      11.97%
 Tier 1 leverage ratio       8.35%       8.45%       8.90%       7.82%
 Total capital to risk
  weighted assets           10.76%      10.39%      12.05%      11.02%
 Taxable-equivalent
  yield on interest-
  earning assets             4.88%       4.84%       4.96%       5.13%
 Cost of funds with
  demand accounts            0.81%       0.79%       0.98%       1.19%
 Taxable-equivalent
  net interest margin        4.05%       4.03%       3.97%       3.91%
 Taxable-equivalent
  efficiency ratio          65.16%      62.98%      61.36%      67.83%
 Demand deposits to
  total deposits            33.36%      33.55%      33.36%      32.87%
 Noninterest income to
  total income              29.39%      29.34%      30.76%      29.91%
 Noninterest expense
  to average interest-
  earning assets             3.78%       3.64%       3.54%       3.89%
 Operating leverage       $(1,932)     $2,117      $3,538     $(4,521)
 Nonperforming assets
  to loans and other
  real estate                0.68%       0.61%       0.49%       0.55%
 Net charge-offs
  (recoveries) to
  average loans            (0.11)%       0.38%       0.13%       0.18%
 Allowance for credit
  losses to total
  loans                      1.29%       1.21%       1.19%       1.11%
 Allowance for loan
  losses to
  nonperforming loans      224.88%     368.21%     389.00%     304.50%

Common stock
 performance
----------------------
 Market value of stock
  - Close                 $18.865     $22.060     $20.140     $23.290
 Market value of stock
  - High                  $19.955     $22.085     $22.055     $25.010
 Market value of stock
  - Low                   $18.425     $18.605     $19.500     $20.050
 Book value of stock        $7.63       $7.39       $7.95       $8.28
 Market/book value of
  stock                       247%        299%        253%        281%
 Price/earnings ratio          22          25          21          24

Other data
----------------------
 EOP Employees  - full
  time equivalent           1,839       1,830       1,832       2,126

Period end balances
----------------------
 Loans held for
  investment           $3,720,950  $3,912,212  $4,134,125  $4,539,578
 Loans held for sale      101,944      97,929      96,022     107,404
 Investment securities  1,576,977   1,624,540   1,702,393   1,985,237
 Securities purchased
  under resale
  agreements                    -           -           -           -
 Fed funds sold and
  other interest-
  earning assets           52,678      45,612      75,848      14,417
                       ----------- ----------- ----------- -----------
   Total interest-
    earning assets      5,452,549   5,680,293   6,008,388   6,646,636
                       ----------- ----------- ----------- -----------
 Allowance for loan
  losses                  (46,583)    (45,927)    (47,516)    (49,408)
 Cash and due from
  banks                   290,796     270,551     246,002     327,558
 Goodwill                  55,094      54,998      54,998     149,846
 Core deposit
  intangibles              11,661      10,653       9,855      27,246
 Other assets             352,189     390,958     363,330     403,725
                       ----------- ----------- ----------- -----------
   Total assets        $6,115,706  $6,361,526  $6,635,057  $7,505,603
                       =========== =========== =========== ===========

 Noninterest-bearing
  demand deposits      $1,625,647  $1,622,348  $1,593,652  $1,871,228
 Interest-bearing
  demand deposits          72,009      62,316      69,531     135,003
 Savings deposits       1,985,622   1,998,375   2,010,178   2,297,217
 Time deposits          1,019,666   1,097,130   1,131,101   1,316,595
                       ----------- ----------- ----------- -----------
   Total deposits       4,702,944   4,780,169   4,804,462   5,620,043
 Repurchase agreements
  and other borrowed
  funds                   854,005   1,031,866   1,253,242   1,267,864
 Other liabilities         35,526      39,311      27,568      37,282
 Minority interest              -           -           -           -
 Shareholders' equity     523,231     510,180     549,785     580,414
                       ----------- ----------- ----------- -----------
   Total liabilities
    and equity         $6,115,706  $6,361,526  $6,635,057  $7,505,603
                       =========== =========== =========== ===========

                                                 2005
                                  -----------------------------------
                                      1Q          2Q          3Q
                                  ----------- ----------- -----------
Balance sheet averages
---------------------------------
 Loans held for investment        $4,578,891  $4,649,225  $4,813,862
 Loans held for sale                 103,679     112,246     108,598
 Investment securities             1,957,288   1,996,238   1,976,986
 Securities purchased under
  resale agreements                        -           -           -
 Fed funds sold and other
  interest-earning assets             44,143      43,514      60,670
                                  ----------- ----------- -----------
   Total interest-earning assets   6,684,001   6,801,223   6,960,116
                                  ----------- ----------- -----------
 Allowance for loan losses           (50,663)    (50,833)    (50,285)
 Cash and due from banks             321,832     278,618     303,760
 Goodwill                            149,863     150,066     150,426
 Core deposit intangibles             26,119      23,902      21,784
 Other assets                        429,243     453,968     469,755
                                  ----------- ----------- -----------
   Total assets                   $7,560,395  $7,656,944  $7,855,556
                                  =========== =========== ===========

 Noninterest-bearing deposits     $1,764,238  $1,765,836  $1,831,827
 Interest-bearing demand deposits    110,646      93,292     116,710
 Savings deposits                  2,254,124   2,224,241   2,325,955
 Time deposits                     1,329,170   1,564,356   1,685,633
                                  ----------- ----------- -----------
   Total deposits                  5,458,178   5,647,725   5,960,125
 Repurchase agreements and other
  borrowed funds                   1,479,886   1,372,552   1,235,131
 Other liabilities                    33,073      40,140      43,237
 Shareholders' equity                589,258     596,527     617,063
                                  ----------- ----------- -----------
   Total liabilities and equity   $7,560,395  $7,656,944  $7,855,556
                                  =========== =========== ===========

Income statement data
---------------------------------
 Interest and fees on loans          $67,200     $72,884     $80,060
 Interest on securities               19,830      20,311      20,078
 Interest on fed funds sold and
  other interest-earning assets          284         338         555
                                  ----------- ----------- -----------
   Total interest income              87,314      93,533     100,693
                                  ----------- ----------- -----------
 Interest on deposits                 15,494      20,488      25,740
 Interest on subordinated
  debentures                           2,516       2,839       3,108
 Interest on other borrowings          7,104       7,822       8,098
                                  ----------- ----------- -----------
   Total interest expense             25,114      31,149      36,946
                                  ----------- ----------- -----------
   Net interest income                62,200      62,384      63,747
 Provision for loan losses             3,100       1,500       1,900
                                  ----------- ----------- -----------
   Net interest income after
    provision                         59,100      60,884      61,847
                                  ----------- ----------- -----------
 Service charges on deposit
  accounts                            11,347      10,662      10,959
 Investment services                   3,605       4,642       4,291
 Other fee income                      7,335       8,020       8,960
 Other operating income                6,482       8,259       5,283
 Gain (loss) on sales of
  securities                               2         (17)      1,170
                                  ----------- ----------- -----------
   Total noninterest income           28,771      31,566      30,663
                                  ----------- ----------- -----------
   Total revenue                      90,971      93,950      94,410
                                  ----------- ----------- -----------
 Salaries and benefits                34,729      34,739      34,902
 Occupancy expenses                   10,605      10,780      10,747
 Other expenses                       18,839      20,768      16,864
                                  ----------- ----------- -----------
   Total noninterest expenses         64,173      66,287      62,513
                                  ----------- ----------- -----------
   Income before income taxes         23,698      26,163      29,997
 Provision for income taxes            6,754       7,005       8,549
                                  ----------- ----------- -----------
   Net income                        $16,944     $19,158     $21,448
                                  =========== =========== ===========
   Basic earnings per common
    share                              $0.24       $0.27       $0.30
                                  =========== =========== ===========
   Diluted earnings per common
    share                              $0.24       $0.27       $0.30
                                  =========== =========== ===========
   Dividends per common share          $0.03       $0.03       $0.11
                                  =========== =========== ===========

   Period end # of shares
    outstanding                       70,194      70,539      70,768
   Weighted avg # of shares
    outstanding (incl CSE's)          71,644      71,531      72,386

Nonperforming assets
---------------------------------
 Nonaccrual loans                    $12,421     $12,180     $15,122
 Accruing loans 90 or more days
  past due                             1,312       1,968       2,655
 Restructured loans                        -           -           -
 ORE and OLRA                          8,378       6,807       7,658
                                  ----------- ----------- -----------
   Total nonperforming assets        $22,111     $20,955     $25,435
                                  =========== =========== ===========

Changes in allowance for credit
 losses
---------------------------------
 Allowance for loan losses -
  beginning of period                $49,408     $49,291     $49,180
 Provision for loan losses             3,100       1,500       1,900
 Charge-offs                          (4,527)     (2,088)     (2,164)
 Recoveries                            1,310         477         273
 Allowance acquired through
  mergers and acquisitions                 -           -           -
                                  ----------- ----------- -----------
 Allowance for loan losses - end
  of period                           49,291      49,180      49,189
                                  ----------- ----------- -----------

 Reserve for unfunded lending
  commitments - beginning of
  period                               1,851       1,905       1,959
 Provision for unfunded lending
  commitments                             54          54          54
                                  ----------- ----------- -----------
 Reserve for unfunded lending
  commitments - end of period          1,905       1,959       2,013
                                  ----------- ----------- -----------
 Allowance for credit losses         $51,196     $51,139     $51,202
                                  =========== =========== ===========
Ratios
---------------------------------
 Return on average assets               0.91%       1.00%       1.08%
 Return on average common
  shareholders' equity                 11.66%      12.88%      13.79%
 Tier 1 leverage ratio                  7.80%       7.98%       8.03%
 Total capital to risk weighted
  assets                               11.16%      11.04%    11.01%(a)
 Taxable-equivalent yield on
  interest-earning assets               5.39%       5.61%       5.83%
 Cost of funds with demand
  accounts                              1.47%       1.78%       2.04%
 Taxable-equivalent net interest
  margin                                3.87%       3.77%       3.73%
 Taxable-equivalent efficiency
  ratio                                66.94%      67.12%      63.76%
 Demand deposits to total
  deposits                             32.32%      31.27%      30.73%
 Noninterest income to total
  income                               31.63%      33.60%      32.48%
 Noninterest expense to average
  interest-earning assets               3.89%       3.91%       3.56%
 Operating leverage                   $1,279      $1,063      $4,234
 Nonperforming assets to loans
  and other real estate                 0.48%       0.44%       0.52%
 Net charge-offs (recoveries) to
  average loans                         0.28%       0.14%       0.16%
 Allowance for credit losses to
  total loans                           1.09%       1.06%       1.02%
 Allowance for loan losses to
  nonperforming loans                 358.92%     347.61%     276.70%

Common stock performance
---------------------------------
 Market value of stock - Close       $18.350     $22.380     $22.630
 Market value of stock - High        $23.690     $22.750     $23.320
 Market value of stock - Low         $18.020     $16.150     $21.810
 Book value of stock                   $8.22       $8.69       $8.72
 Market/book value of stock              223%        257%        260%
 Price/earnings ratio                     19          22          22

Other data
---------------------------------
 EOP Employees  - full time
  equivalent                           2,133       2,180       2,096

Period end balances
---------------------------------
 Loans held for investment        $4,605,813  $4,721,280  $4,906,297
 Loans held for sale                 110,239     116,577     103,423
 Investment securities             1,919,265   1,972,561   1,892,889
 Securities purchased under
  resale agreements                        -           -           -
 Fed funds sold and other
  interest-earning assets             63,367      28,774      48,135
                                  ----------- ----------- -----------
   Total interest-earning assets   6,698,684   6,839,192   6,950,744
                                  ----------- ----------- -----------
 Allowance for loan losses           (49,291)    (49,180)    (49,189)
 Cash and due from banks             274,842     301,428     345,926
 Goodwill                            150,042     150,426     150,426
 Core deposit intangibles             24,998      22,827      20,785
 Other assets                        460,233     474,007     475,679
                                  ----------- ----------- -----------
   Total assets                   $7,559,508  $7,738,700  $7,894,371
                                  =========== =========== ===========

 Noninterest-bearing demand
  deposits                        $1,751,106  $1,945,595  $1,984,716
 Interest-bearing demand deposits    114,570     104,420     123,866
 Savings deposits                  2,227,186   2,228,223   2,370,492
 Time deposits                     1,712,845   1,624,638   1,890,445
                                  ----------- ----------- -----------
   Total deposits                  5,805,707   5,902,876   6,369,519
 Repurchase agreements and other
  borrowed funds                   1,138,460   1,182,270     873,715
 Other liabilities                    38,153      40,462      34,091
 Minority interest                         -           -           -
 Shareholders' equity                577,188     613,092     617,046
                                  ----------- ----------- -----------
   Total liabilities and equity   $7,559,508  $7,738,700  $7,894,371
                                  =========== =========== ===========

(a) Estimated



    CONTACT: Amegy Bancorporation, Inc.
             Randy Meyer, 713-235-8832
             randy.meyer@amegybank.com
             or
             Sarah Peterson, 713-232-1115
             sarah.peterson@amegybank.com